SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

WORLDSPACE, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	000-51466	52-1732881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8515 Georgia Avenue, Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

(301) 960-1200

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On October 21, 2008, Worldspace, Inc., (the “Company”), received a letter (the “Letter”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that the staff of Nasdaq’s Listing Qualifications Department has determined that the Company’s securities will be delisted from The Nasdaq Stock Market on October 30, 2008 unless the Company appeals this determination. The Letter is in response to a press release, dated October 17, 2008, in which the Company announced that it had filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Under Marketplace Rules 4300, 4340(b), 4450(f) and IM-4300, the Nasdaq staff has discretionary authority over the continued inclusion of the Company’s securities on Nasdaq in the event that a Nasdaq-traded company files for protection under any provision of the federal bankruptcy laws.

In addition, the Letter also notified the Company that, for 10 consecutive trading days prior to the date of the Letter, the market value of the Company’s listed securities had been below the minimum of $50,000,000 as required for continued inclusion by Marketplace Rule 4450(b)(1)(A). The Letter also notified the Company that it does not comply with Marketplace Rule 4450(b)(1)(B), which requires total assets and total revenue of $50,000,000 each for the most recently completed fiscal year or tow of the last three most recently completed fiscal years. Accordingly, in accordance with Marketplace Rule 4450(e)(4), Nasdaq has provided the Company with 30 calendar days, or until November 20, 2008, to regain compliance with these rules. If, at any time prior to November 20, 2008, the market value of listed securities of the Company’s common stock is $50,000,000 or more for a minimum of 10 consecutive business days, Nasdaq will determine if the Company complies with Marketplace Rule 4450(b)(1)(A). If the Company does not demonstrate compliance with Marketplace Rule 4450(b)(1)(A) by November 20, 2008, Nasdaq will provide written notification that this matter serves as an additional basis for delisting the Company’s securities from Nasdaq.

The Company does not intend to appeal the Nasdaq staff’s determination to a Listing Qualifications Panel and therefore expects that the securities will be delisted after completion by Nasdaq of application to the Securities and Exchange Commission.

Item 8.01	Other Events.

On October 27, 2008, the Company issued a press release announcing receipt of the Staff Determination from The Nasdaq Stock Market. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibit is filed as part of this report:

Exhibit 99.1        Press Release issued by Worldspace, Inc. on October 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2008

WORLDSPACE, INC. (Registrant)

By:	/s/ Donald J. Frickel
Name: Donald J. Frickel Title: Executive Vice President, General and Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	PressRelease issued by Worldspace, Inc. on October 27, 2008.